UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2008

CARRINGTON LABORATORIES, INC.
Exact Name of Registrant as Specified in its Charter)

Texas	0-11997	75-1435663

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

2001 Walnut Hill Lane
Irving, Texas	75038

(Address of principal executive offices)	(Zip Code)

(972) 518-1300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

A.     AMENDMENT AGREEMENT

     As previously reported in the Company's Form 8-K filing, dated April 27, 2007, Carrington Laboratories, Inc. (the "Company") entered into a Securities Purchase Agreement (as amended, the "Purchase Agreement"), on April 25, 2007, with the purchasers named therein (the "Purchasers") in connection with the private placement (the "Private Placement") of senior secured convertible debentures (the "Debentures") and warrants to purchase the Company's common stock (the "Common Stock"). The first tranche of the Private Placement in the amount of $4,378,741 funded on April 27, 2007 and the second tranche of $3,621,259 funded on August 27, 2007. The outstanding Debentures were amended by an Amendment Agreement, dated effective as of March 1, 2008 (and entered into on March 5, 2008), by and among the Company and the Purchasers (the "Amendment Agreement"). In the Amendment Agreement, the Purchasers agreed to:
*	defer the principal payment of $266,666.67 under the Debentures due March 1, 2008 until April 1, 2008; and

*	eliminate the requirement that the Company comply with the financial covenants in the Debentures during the period from December 31, 2007 through April 30, 2008.

B.     OPTION TO PURCHASE CERTAIN COSTA RICA REAL PROPERTY

     On February 29, 2007, the Company's subsidiary, Finca Sabila S.A. entered into an agreement (the "Agreement"), with Santa Luisa Catalana SLCAT, S.A. (the "Buyer") with respect to the potential sale of Finca Sabila's Los Mangos farm (the "Property"), an unused parcel of land seperate from the Company's main farm and operations, located in Liberia, Guanacaste, Costa Rica, to the Buyer. Under the Agreement, the Buyer has the option to buy the Property for $1,641,346 paid as follows:
*	$50,000 on March 3, 2008 (which has already been paid);

*	$450,000 on March 15, 2008; and

*	the remaining purchase price of $1,141,346 on March 25, 2008 (approximately $459,000 of which will be used to repay the mortgage on the Property).

     Under the Agreement, the Buyer will have an exclusive option to purchase the Property until March 25, 2008. If at any time, the Buyer determines not to purchase the Property, the Company may retain any payments that have been made under the Agreement (which will be the Company's sole remedy against the Buyer for electing not to purchase the Property).

     In the event the sale is consummated, the Company plans to use the proceeds from the sale for working capital purposes and to repay principal and interest due and owing under the Debentures.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits
Exhibit No.	Description
10.1	Amendment Agreement, dated as of March 1, 2008, by and among the Company and the Purchasers identified on the signature pages thereto.
10.2	Agreement, dated as of February 29, 2008, by and among Finca Sabila S.A. and Fernando Gonzalez Bolanos and Fabio Chaves Chaverri.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRINGTON LABORATORIES, INC.

Date: March 6, 2008	By:	/s/ Robert W. Schnitzius
Name:Robert W. Schnitzius
Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1	Amendment Agreement, dated as of March 1, 2008, by and among the Company and the Purchasers identified on the signature pages thereto.
10.2	Agreement, dated as of February 29, 2008, by and among Finca Sabila S.A. and Fernando Gonzalez Bolanos and Fabio Chaves Chaverri.